UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 9, 2007

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2007, on January 3, 2007, Jackson Hewitt Tax Service Inc. (the “Company”) finalized the terms of the previously disclosed negotiated settlement of an inquiry by the Attorney General’s Office of the State of California (the “California Attorney General Inquiry”) through the entry of a Stipulated Judgment. Under the final terms of the Stipulated Judgment, which are consistent with the terms of the previously disclosed proposed settlement, the Company is paying $4.0 million into a fund (the “Fund”) from which California customers of the Company and its franchisees who purchased refund anticipation loans (“RALs”) and other financial products from the Company’s providers of financial products between 2001 and 2004 are eligible to receive monies based on the number and type of products purchased and the amount of outstanding delinquent debt collected by the provider of financial products. In order to receive monies in the collection of outstanding delinquent debt, customers will be required to execute a release of claims. The Company is also paying a $0.5 million civil monetary penalty and $0.5 million in costs of investigation to the State of California and has also agreed to certain injunctive relief. The injunctive relief incorporates a number of practices that the Company has implemented over the last several years as part of its ongoing efforts to establish industry leading best practices.

On January 9, 2007, the Company finalized the terms of the previously disclosed settlement of the purported class action brought by Pierre Brailsford and Kevin Gilmore (the “Brailsford Action”). A Stipulation of Class Action Settlement (the “Settlement”) was filed seeking approval by the United States District Court for the Northern District of California. Under the terms of the Settlement, California customers of the Company and its franchisees who purchased RALs from the Company’s providers of financial products between 2001 and 2004 will accept payment from the Fund established in connection with the resolution of the California Attorney General Inquiry as complete relief for their claims relating to their purchase of RALs (except with respect to any claim relating to the collection of an outstanding delinquent RAL debt). Further, under the terms of the Settlement, the Company will pay an additional $672,615 to provide relief to those California customers who purchased RALs during 2005 and pay Class Counsel’s attorneys’ fees and costs. The Settlement is subject to final approval by the Court. In the event that the Settlement is not approved or otherwise does not proceed, the Company will continue to contest this matter vigorously.

The settlement of the California Attorney General Inquiry and the Brailsford Action reflect a global resolution of pending matters by the Company for California customers regarding the origination of RALs between 2001 and 2005. While the Company believes that it has not violated the law, or engaged in any wrongdoing, in connection with either the California Attorney General Inquiry or the Brailsford Action, the Company agreed to settle both of these matters in order to avoid the costs and inconvenience of litigation.

The Company believes that the settlements of the California Attorney General Inquiry and the Brailsford Action will not have a material adverse effect on the Company’s financial position, results of operations or cashflows.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President and Chief Financial Officer

Date: January 10, 2007

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